UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

BOSTON PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13087	04-2473675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendment

On May 18, 2010, the stockholders of Boston Properties, Inc. (the “Company”) approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, which provides for the annual election of directors and eliminates the plurality voting standard for director elections that was contained in the Company’s Amended and Restated Certificate of Incorporation. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on May 19, 2010.

Under the Company’s Amended and Restated Certificate of Incorporation, as amended by the Charter Amendment, commencing with the class of directors standing for election at the 2011 annual meeting of the Company’s stockholders, directors will stand for election for one-year terms expiring at the next succeeding annual meeting of the Company’s stockholders. The directors who were elected at the 2009 annual meeting of the Company’s stockholders, whose terms will expire in 2012, and the directors who were elected at the 2010 annual meeting of the Company’s stockholders, whose terms will expire in 2013, will hold office until the end of their terms. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director appointed to the Company’s Board of Directors to fill a vacancy following the 2011 annual meeting of the Company’s stockholders will hold office for a term expiring at the next annual meeting of the Company’s stockholders following such appointment.

The Charter Amendment also provides that directors may be removed, with or without cause, by the affirmative vote of the holders of at least 75% of the voting power of the capital stock of the Company entitled to vote thereon, except that directors serving the remainder of a three-year term of office may be removed by such 75% vote only for cause. Previously, the Company’s Amended and Restated Certificate of Incorporation permitted the removal of directors by such 75% vote only for cause. These changes to the director removal provisions were necessary because, under Delaware law, directors of companies that do not have classified boards may be removed by the stockholders either for or without cause.

Amendment to By-laws and Corporate Governance Guidelines

On May 18, 2010, the Board of Directors of the Company (the “Board of Directors”) approved an amendment (the “By-law Amendment”) to the Second Amended and Restated By-laws of the Company, which relates to the removal of the plurality voting standard for director elections from the Company’s Amended and Restated Certificate of Incorporation. The By-law Amendment became effective immediately following the effectiveness of the Charter Amendment on May 19, 2010. The By-law Amendment provides for majority voting in uncontested elections (in which a nominee is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election). The By-law Amendment also provides for a plurality voting standard in contested elections, which, generally, will include any situation in which the Company receives a notice that a stockholder has nominated a person for election to the Board of Directors at a meeting of the Company’s stockholders that is not withdrawn on or before the tenth day before the Company first mails its notice for such meeting to its stockholders.

In connection with the approval of the Charter Amendment and By-law Amendment, on May 18, 2010, the Board of Directors approved an amendment (the “Guidelines Amendment”) to the Company’s Corporate Governance Guidelines. The Guidelines Amendment became effective concurrently with the effectiveness of the By-law Amendment on May 19, 2010. The Guidelines Amendment creates a director resignation policy that sets forth the Board of Directors’ expectation that any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the

Board of Directors for its consideration. The Guidelines Amendment also provides that the Board of Directors will act on any such tendered resignation within 90 days following certification of the stockholder vote and will promptly and publicly disclose its decision.

The foregoing descriptions of the Charter Amendment and By-law Amendment are qualified in their entirety by reference to the copies of the Charter Amendment and By-law Amendment filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, which are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2010 annual meeting of stockholders (the “2010 Annual Meeting”) on May 18, 2010. At the 2010 Annual Meeting, the stockholders voted on (1) the election of Mortimer B. Zuckerman, Carol B. Einiger and Dr. Jacob A. Frenkel to the Company’s Board of Directors, (2) the Charter Amendment, (3) the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, (4) a stockholder proposal concerning the preparation of a sustainability report and (5) a stockholder proposal concerning an independent board chairman.

The stockholders elected all three director nominees, approved the Charter Amendment and ratified the appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. The stockholder proposals did not receive the affirmative vote of a majority of shares present in person or represented by proxy at the 2010 Annual Meeting and entitled to vote thereon and, as a result, were not approved.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from each other matter voted upon, as applicable, are set forth below. The number of broker non-votes with respect to the election of each director and each other matter, as applicable, is also set forth below.

	For	Withheld	Broker Non-Votes
Election of Directors:
Mortimer B. Zuckerman	113,072,217	6,659,966	3,621,254
Carol B. Einiger	118,434,828	1,297,355	3,621,254
Dr. Jacob A. Frenkel	118,520,939	1,211,244	3,621,254

	For	Against	Abstain	Broker Non-Votes
Management Proposal to Amend Charter	118,701,313	4,612,548	39,576	N/A

Ratification of Appointment of PWC	120,683,998	2,633,912	35,527	N/A

Stockholder Proposal regarding Sustainability Report	40,776,224	51,775,372	27,180,587	3,621,254

Stockholder Proposal regarding Independent Chairman	48,050,440	71,647,219	34,524	3,621,254

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Boston Properties, Inc.

3.2	Amendment to Second Amended and Restated By-laws of Boston Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: May 20, 2010	By:	/S/ MICHAEL E. LABELLE
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Boston Properties, Inc.

3.2	Amendment to Second Amended and Restated By-laws of Boston Properties, Inc.